HIGHLAND GLOBAL ALLOCATION FUND (the “Fund”)

Supplement dated November 15, 2018 to the

Summary Prospectus, Prospectus and Statement of Additional Information of the Fund,

each dated February 1, 2018, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction therewith.

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of the Fund, each dated and supplemented as noted above.

On November 8, 2018, shareholders of the Fund approved proposals to redomicile the Fund into a standalone trust (the “Redomiciliation”) and convert the Fund from an open-end fund to a closed-end fund (the “Conversion”). The Conversion is in process and is expected to close later in the fourth quarter of 2018. The Fund expects to list its shares for trading on the New York Stock Exchange (the “NYSE”) as soon as practicable following the consummation of the Conversion.

Additional information regarding the Redomiciliation and Conversion, including purchases and redemptions prior to Conversion, can be found in the Fund’s proxy statement located on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Shareholders who wish to receive a separate copy of the proxy statement should submit their request by writing to the Fund c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or by calling DST Systems, Inc., the Fund’s transfer agent until the Conversion closes, at 877-665-1287.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HFII-SUPP-1118